FIFTH AMENDMENT TO 1997 REVOLVING CREDIT AGREEMENT


         THIS FIFTH AMENDMENT to 1997 REVOLVING CREDIT AGREEMENT (the "Fifth Amendment") is intended to amend the terms of the 1997 Revolving Credit
Agreement (the "Agreement") dated as of February 26, 1997, as previously amended, among DATA TRANSMISSION NETWORK CORPORATION; FIRST NATIONAL BANK OF OMAHA; FIRST NATIONAL BANK, WAHOO, NEBRASKA; NBD BANK, N.A.; NORWEST BANK NEBRASKA, N.A.; THE SUMITOMO BANK, LIMITED; MERCANTILE BANK OF ST. LOUIS, N.A.; U.S. BANK, NATIONAL ASSOCIATION (formerly known as First Bank, National Association); BANK OF MONTREAL; LASALLE NATIONAL BANK; and NATIONSBANK, N.A. (successor to THE BOATMEN'S NATIONAL BANK OF ST. LOUIS). All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

         1. The definitions in Article I of the Agreement are amended as follows:

               Revolving Credit Notes: The following  sentence is added to the end of such definition:

                                        Solely for  purposes  of Section  7.2 of
                                        this Agreement and any reference to such
                                        Section 7.2, the Revolving  Credit Notes
                                        shall  include the amounts,  if any, due
                                        to  (a)  FNB-O   and/or  the   Revolving
                                        Lenders   under  the  Letter  of  Credit
                                        Facility, and (b) Norwest in connection with the Norwest Letters of Credit.


         2. The following shall be added to the definitions in Article I of the Agreement:

               Base Revolving Credit
                                        Facility:   The  amount   specified   in
                                        Section  2.1 of  this  Agreement,  which
                                        shall  include  the  aggregate   amounts
                                        which   may  be   available   under  the
                                        Revolving  Credit  Notes and the  Lender
                                        Letter of Credit Facility.

               FNB-O Letter of Credit
                                        Facility:   An  amount   not  to  exceed
                                        $500,000  at any time  which  FNB-O  may
                                        elect in its  discretion  to  provide to
                                        the  Borrower  and  one or  more  of its
                                        Subsidiaries   under  Section  2.11  (a)
                                        hereof.

                                       1

                                            FNB-O Letter(s) of  Credit:Letter(s)
                                        of Credit issued under the FNB-O Letter of Credit Facility.

               Lender Letter  of Credit
                                            Facility:   The   letter  of  credit
                                        facility  provided  for in Section  2.11
                                        (b) hereof.


                                            Lender    Letter(s)    of    Credit:
                                        Letter(s) of Credit issued under the Lender Letter of Credit Facility, the outstanding face amount of which shall not exceed $1,000,000 at any time.

                                            Letter of Credit Facility:Either the
                                        FNB-O or the  Lender  Letter  of  Credit
                                        Facility or, if the context so requires, both such letter of credit facilities.

                                            Letter of Credit Fees: The Letter of
                                        Credit Fees  specified  in Section  2.11
                                        (d) of the Agreement.


                                            Letter(s)  of  Credit:   Either  the
                                        FNB-O  Letter(s) of Credit or the Lender
                                        Letter(s) of Credit, or if the context so requires, both such types of letters of credit.

                                            Norwest    Letters   of   Credit:The
                                        letters of credit  indicated below which
                                        were  issued by Norwest  for the account
                                        of Kavouras,  Inc.: (a) letter of credit
                                        no.   S405712,    in   the   amount   of
                                        $132,954.00 with an expiration date of August 15, 1998; and (b) letter of credit no. S405444, in the amount of $130,949.00 with an expiration date of July 30, 1999; but not letters of credit issued in exchange, renewal, extension or substitution of such original letters of credit.

                                        2

         3.    The following shall be added as Section 2.11 of the Agreement:

               2.11 Letter of Credit Facilities. In order to accommodate the needs of the Borrower or one or more of its Subsidiaries, from time to time FNB-O on its own behalf may, or FNB-O as the Agent of the Revolving Lenders under this Agreement shall, upon application of the Borrower and, if requested by FNB-O the applicable Subsidiary, issue letters of credit on the terms, and upon satisfaction of the conditions, specified below:

                    (a) FNB-O Letter of Credit Facility. FNB-O may elect to issue letters of credit solely on its own behalf ("FNB-O Letters of Credit"); provided, however, that at the time of issuance of such FNB-O Letters of Credit, the aggregate amount available to be drawn on Letters of Credit issued and outstanding under this FNB-O Letter of Credit Facility shall not exceed $500,000. The issuance of FNB-O Letters of Credit shall not cause the Base Revolving Credit Facility to be reduced.

                    (b) Lender Letter of Credit Facility.  Whenever FNB-O elects not to issue an FNB-O Letter of Credit or the aggregate amount available to be drawn on FNB-O Letters of Credit exceeds, or upon the issuance of a new Letter of Credit will exceed, $500,000, the Agent on behalf of the Revolving Lenders shall issue from time to time for the account of the Borrower or one or more of its Subsidiaries letters of credit in the name of First National Bank of Omaha but which are designated as Lender Letters of Credit (the "Lender Letters of Credit"); provided, however, the Agent shall have no obligation to issue any such Lender Letter of Credit unless at such time the Borrower meets all the conditions for an Advance under the Base Revolving Credit Facility and, after such issuance, the aggregate face amount of Lender Letters of Credit outstanding will not exceed $1,000,000 and will not exceed the then available Base Revolving Credit Facility, as reduced by the outstanding principal amount of the Converted Notes and the Revolving Credit Notes, as more specifically set forth in this Agreement. The Revolving Lenders shall be obligated to fund pro rata according to their respective pro rata percentages shown in Section 2.1 of this Agreement any draws on such Lender Letters of Credit and shall be entitled to share pro rata in the Letter of Credit Fees and reimbursement amounts received in connection with such Lender Letters of Credit. The sum of (i) amounts drawn under such Lender Letters of Credit which have not been reimbursed by the Borrower, and (ii) the amounts available to be drawn under outstanding Lender Letters of Credit shall operate to reduce the Base Revolving Credit Facility by such sum.

                    (c) Letter of Credit Documents,  Fees. Prior to the issuance by FNB-O of any Letters of Credit, the Borrower and, if requested by FNB-O, the applicable Subsidiary, shall execute and deliver to


                                       3

               FNB-O an application and continuing letter of credit agreement, such agreements to be in the forms attached hereto as Exhibit C to this Fifth Amendment, as such forms may be amended from time to time for general use in connection with letters of credit issued by FNB-O.

                    (d) Letter of Credit Fees. In addition to all costs incurred by FNB-O in the issuance and enforcement of the Letters of Credit which are to be reimbursed by the Borrower in accordance with the application and continuing letter of credit agreement executed in connection with each Letter of Credit, the Borrower shall pay to FNB-O (on its own behalf as to FNB-O Letters of Credit and as Agent as to Lender Letters of Credit) a letter of credit fee (the "Letter of Credit Fee") equal to one percent (1%) per annum of the undrawn amount of such Letter of Credit, such fee to be paid quarterly in arrears based on the average amount outstanding during such quarter; provided, however, that at any time that an Event of Default has occurred and is continuing under the Agreement, such fee shall be equal to five percent (5%) per annum). Interest shall accrue on amounts drawn under any Letter of Credit, until such amount is reimbursed, at the then current rate for amounts outstanding under the Revolving Note and, for any period that such draw remains unreimbursed more than two Business Days after such draw, at the Default Rate. In addition, the Borrower shall pay such other administrative fees, including a fee for opening the Letter of Credit, as are agreed in writing between FNB-O and the Borrower. Amounts received by the Agent for opening a Lender Letter of Credit or as administrative fees other than the Letter of Credit remain the property of the Agent and shall not be shared pro rata with the Revolving Lenders.

                    (e) Security.  Amounts due in connection with the Letters of
               Credit and the Norwest Letters of Credit are secured by the Collateral pledged under the Security Agreement and any security agreement given by a Subsidiary in favor of the Lenders. In addition, the Agent shall have the right to require additional collateral, including cash collateral equal to 100% of the aggregate of the amounts available to be drawn under the Letters of Credit, upon the occurrence of an Event of Default under the Agreement.

         4. The Drawing Certificate attached to the Agreement as Exhibit B shall be amended as shown on Exhibit B to this Fifth Amendment.

         5. This Fifth Amendment shall not affect and there remain outstanding from the Borrower to the Banks, the Existing Term Notes and the Related Bank Debt.

         6. This Fifth Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

         Except as expressly agreed herein, all terms of the Agreement shall remain in full force and effect.



                                       4

         IN WITNESS WHEREOF, the undersigned have executed this FIFTH AMENDMENT TO 1997 REVOLVING CREDIT AGREEMENT dated as of July 10, 1998.

                                                   DATA TRANSMISSION NETWORK
                                                   CORPORATION

                                                   By /s/ Brian L. Larson
                                                      -----------------------
                                                     Title: Vice President, CFO
                                                       and Secretary


                                                   FIRST NATIONAL BANK OF OMAHA



                                                   By /s/ James P. Bonham
                                                       ------------------------
                                                    Title: Vice President



NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower


                                       5

                                                   THE SUMITOMO BANK, LIMITED



                                                   By /s/Brian M. Smith
                                                       ------------------------
                                                    Title: Senior Vice President







NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower


                                       6

                                                   FIRST NATIONAL BANK, WAHOO,
                                                   NEBRASKA



                                                   By/s/ Elizabeth E. Rezac
                                                     --------------------------
                                                    Title: Second Vice President




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower


                                       7

                                                   NBD BANK


                                                   By /s/ Nathan L. Bloch
                                                      ------------------------
                                                      Title:First Vice President




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower


                                       8

                                                   NORWEST BANK NEBRASKA, N.A.




                                            By /s/ Kevin D. Munro
                                             ----------------------------------
                                             Title:Vice President




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower


                                       9

                                            LASALLE NATIONAL BANK, a national
                                            banking association




                                            By/s/ Tom Harmon
                                              --------------------------------
                                             Title:Assistant Vice President




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower


                                       10

                                                   MERCANTILE BANK OF
                                                   ST. LOUIS, N.A.


                                            By/s/ Joseph L. Sooter, Jr.
                                              --------------------------------
                                             Title:Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower



                                       11

                                                   U.S. BANK, NATIONAL
                                                   ASSOCIATION


                                            By /s/ Beth Morgan
                                               -------------------------------
                                             Title: Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower



                                       12

                                                   NATIONSBANK, N.A.



                                            By/s/ Michael F. Murphy
                                              --------------------------------
                                             Title: Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                                   INITIALED:


                                                   Borrower



                                       13

                                                   BANK OF MONTREAL,
                                                   Chicago Branch




                                            By/s/ Karen Klapper
                                              -------------------------------
                                             Title: Director






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower


                                       14

                                    EXHIBIT B



                       TO 1997 REVOLVING CREDIT AGREEMENT
                                      among
                           DATA TRANSMISSION NETWORK,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                               NATIONSBANK, N.A.,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        U.S. BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL
                                       AND
                             LASALLE NATIONAL BANK,




                               DRAWING CERTIFICATE



                                       15

                               DRAWING CERTIFICATE
                      DATA TRANSMISSION NETWORK CORPORATION

To induce  the  First  National  Bank of  Omaha,  First  National  Bank,  Wahoo,
Nebraska, NBD Bank, Norwest Bank Nebraska, N.A., LaSalle National Bank, Nationsbank, N.A., Mercantile Bank of St. Louis, N.A., U.S. Bank, National Association, and Bank of Montreal (the "Revolving Lenders") to make an advance under the 1997 Revolving Credit Agreement (the "Agreement") dated as of February 26, 1997, between the undersigned (the "Borrower"), Nationsbank, N.A. as the successor in interest to The Boatmen's National Bank of St. Louis ("Boatmen's), and the Revolving Lenders (as to Boatmen's and the Revolving Lenders together, (the "Banks"), the Borrower hereby certifies to the Banks that its Operating Cash Flow (as defined in the Agreement) as represented below is true and correct and that there is no default under the aforementioned Agreement, or on any other liability of the Borrower to the Banks.

All information as of:  Date

a)  Maximum Revolving Credit Facility                            $

b)  Principal on Converted Notes                                 $___________

c)  Acquisition Notes, Existing Term Notes,
    and Related Bank Debt Outstanding                            $

d)  Principal on Revolving Credit Notes                          $

e)  Unreimbursed amounts drawn under Lender Letters
    of Credit                                                    $

f)  Amount available to be drawn under outstanding
    Lender Letters of Credit

g)  ADVANCE REQUEST ( not to exceed line a - line  b
    -  line d -  line e - line f)                                $

h)  Total Proposed Bank Debt
    (line b + line c + line d + line e + line f + line g)        $

i)  Most recent month's operating cash flow                      $

j)  Prior month's operating cash flow                            $

k)  Operating Cash Flow
    (average of line i and line j)                               $

l)  Total Indebtedness                                           $
m)  Leverage Ratio (line l divided by  line m), not to exceed
    36                                                           $

Name of Borrower:  Data Transmission Network Corporation
Signature:
Title:



                                       16
                                    - 504 -

                                    EXHIBIT C

                       TO 1997 REVOLVING CREDIT AGREEMENT
                                      among
                           DATA TRANSMISSION NETWORK,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                               NATIONSBANK, N.A.,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        U.S. BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL
                                       AND
                             LASALLE NATIONAL BANK,




         FORMS OF APPLICATION AND CONTINUING LETTER OF CREDIT AGREEMENT



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                                    - 505 -